Exhibit 3.1

ROSS MILLER
Secretary of State                                        Document Number
206 North Carson Street                                   20130695436-69
Carson City, Nevada 89701-4298                            Filing Date and Time
(775) 684-5708                                            10/24/2013 12:19 PM
Website: www.nvsos.gov                                    Entity Number
                                                          E0514952013-3

                                                          Filed in the office of
    ARTICLES OF INCORPORATION                             /s/ Ross Miller
      (PURSUANT TO NRS 78)                                Ross Miller
                                                          Secretary of State
                                                          State of Nevada

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of
   Corporation:               ARTEX CORP.

2. Registered Agent           [X] Commercial Registered Agent    Business Filings Incorporated
   for Service of                                                Name
   Process                    [ ] Noncommercial Registered Agent      OR   [ ] Office or Position with Entity
   (check only one box)           (name and address below)                     (name and address below)

                                                                                      Nevada
                                  Address                             City                             Zip Code

                                                                                      Nevada
                                  Mailing Address                     City                             Zip Code
                                  (if different from street address)


3. Authorized Stock:
   (number of shares          Number of shares                                        Number of shares
   corporation                with par value: 75,000,000      Par value: $0.0010      without par value: 0
   authorized
   to issue)


4. Names & Addresses,         1. JACEK NIEZGODA
   of Board of                   Name
   Directors/Trustees:
   (attach additional page       CIECHOCIN 28                        CIECHOCIN, POL       PO             87-100
   if there is more than 3       Street Address                      City                State          Zip Code
   directors/trustees
                              2.
                                 Name

                                 Street Address                      City          State       Zip Code

5. Purpose: (optional-        The purpose of this Corporation shall be:
   see instructions)          ANY LEGAL PURPOSE

6. Names, Address             JACEK NIEZGODA                                    /s/ JACEK NIEZGODA
   and Signature of           Name                                                     Signature
   Incorporator.
   (attach additional page    CIECHOCIN 28                        CIECHOCIN, POL       PO             87-100
   if there is more than 1    Address                                 City            State          Zip Code
   incorporator).

7. Certificate of             I hereby accept appointment as Resident Agent for the above named corporation.
   Acceptance of
   Appointment of             /s/ Business Filings Incorporated                                10/24/2013
   Resident Agent:            Authorized Signature of R. A. or On Behalf of R. A. Company        Date

This form must be accompanied by appropriate fees.